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                                POWER OF ATTORNEY


         KNOWN ALL MEN BY THESE PRESENTS, that each of the undersigned as directors and/or officers of NATIONWIDE LIFE INSURANCE COMPANY, and NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY, both Ohio corporations, which have filed or will file with the U.S. Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and if applicable, of the Investment Company Act of 1940, as amended, various Registration Statements and amendments thereto for the registration under said Act of Individual Deferred Variable Annuity Contracts in connection with MFS Variable Account, Nationwide Variable Account, Nationwide Variable Account-II, Nationwide Variable Account-3, Nationwide Variable Account-4, Nationwide Variable Account-5, Nationwide Variable Account-6, Nationwide Fidelity Advisor Variable Account, Nationwide Multi-Flex Variable Account, Nationwide Variable Account-8, Nationwide Variable Account-9, Nationwide VA Separate Account-A, Nationwide VA Separate Account-B, Nationwide VA Separate Account-C and Nationwide VA Separate Account-Q; and the registration of fixed interest rate options subject to a market value adjustment offered under some or all of the aforementioned individual Variable Annuity Contracts in connection with Nationwide Multiple Maturity Separate Account and Nationwide Multiple Maturity Separate Account-A, and the registration of Group Flexible Fund Retirement Contracts in connection with Nationwide DC Variable Account, Nationwide DCVA-II, and NACo Variable Account; and the registration of Group Common Stock Variable Annuity Contracts in connection with Separate Account No. 1; and the registration of variable life insurance policies in connection with Nationwide VLI Separate Account, Nationwide VLI Separate Account-2, Nationwide VLI Separate Account-3, Nationwide VLI Separate Account-4, Nationwide VLI Separate Account-5, Nationwide VL Separate Account-A and Nationwide VL Separate Account-B, Nationwide VL Separate Account-C, and Nationwide VL Separate Account-D hereby constitutes and appoints Dimon R. McFerson, Joseph J. Gasper, W. Sidney Druen, Mark R. Thresher, and Joseph P. Rath, and each of them with power to act without the others, his/her attorney, with full power of substitution and resubstitution, for and in his/her name, place and stead, in any and all capacities, to approve, and sign such Registration Statements and any and all amendments thereto, with power to affix the corporate seal of said corporation thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

         IN WITNESS WHEREOF, the undersigned have herewith set their names and seals as of this 22nd day of May, 1998.

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
/s/ Lewis J. Alphin                                                 /s/ Yvonne L. Montgomery
-------------------------------------------------                   --------------------------------------------------
Lewis J. Alphin, Director                                           Yvonne L. Montgomery, Director

/s/ A. I. Bell                                                      /s/ C. Ray Noecker
-------------------------------------------------                   -------------------------------------------------
A. I. Bell, Director                                                C. Ray Noecker, Director

/s/ Keith W. Eckel                                                  /s/ Robert A. Oakley
-------------------------------------------------                   --------------------------------------------------
Keith W. Eckel, Director                                            Robert A. Oakley, Executive Vice President - Chief
                                                                    Financial Officer

/s/ Willard J. Engel                                                /s/ James F. Patterson
-------------------------------------------------                   --------------------------------------------------
Willard J. Engel, Director                                          James F. Patterson, Director

/s/ Fred C. Finney                                                  /s/ Arden L. Shisler
-------------------------------------------------                   --------------------------------------------------
Fred C. Finney, Director                                            Arden L. Shisler, Director

/s/ Charles L. Fuellgraf                                            /s/ Robert L. Stewart
-------------------------------------------------                   --------------------------------------------------
Charles L. Fuellgraf, Jr., Director                                 Robert L. Stewart, Director

/s/ Joseph J. Gasper                                                /s/ Nancy C. Thomas
-------------------------------------------------                   --------------------------------------------------
Joseph J. Gasper, President and Chief Operating Officer             Nancy C. Thomas, Director
and Director

/s/ Dimon R. McFerson                                               /s/ Harold W. Weihl
-------------------------------------------------                   --------------------------------------------------
Dimon R. McFerson, Chairman and Chief Executive                     Harold W. Weihl, Director
Officer-Nationwide Insurance Enterprise and Director

/s/ David O. Miller
-------------------------------------------------
David O. Miller, Chairman of the Board, Director
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